SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                     April 19, 2004

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE (State or other jurisdiction of incorporation)	1-4018 (Commission File Number)	53-0257888 (IRS Employer Identification No.)

280 Park Avenue, New York, NY (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code:                     (212) 922-1640

Item 12. Results of Operation and Financial Condition.
Signatures
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESENTATION

Item 12. Results of Operation and Financial Condition.

     On April 19, 2004, Dover Corporation issued a press release announcing its first quarter 2004 operating results, and posted a copy of the press release on its website. A copy of the press release is attached as Exhibit 99.1.

     On April 20, 2004, pursuant to a public announcement made on March 29, 2004, Dover Corporation hosted a teleconference to discuss its first quarter 2004 operating results. A copy of the presentation used for the teleconference is attached as Exhibit 99.2. The presentation was posted on Dover Corporation’s website on April 19, 2004.

     The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION (Registrant)

Date: April 28, 2004	By:	/s/ Joseph W. Schmidt

Joseph W. Schmidt, Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 19, 2004, announcing the Company’s consolidated financial results for the quarter ended March 31, 2004.

99.2	Presentation issued April 19, 2004, for the Company’s teleconference on April 20, 2004, concerning first quarter 2004 operating results.